UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) March 11, 2003



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900




Item 5. Other Events.

   Incorporated by reference is a press release issued by MDU
Resources Group, Inc. on March 11, 2003, attached as Exhibit 99.



Item 7. Financial Statements and Exhibits.

   (c)  Exhibits.

        Exhibit 99 - Press release issued March 11, 2003 regarding revised earnings guidance for 2003.



                             SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date  March 13, 2003        BY   /s/ Warren L. Robinson
                                 Warren L. Robinson
                                 Executive Vice President, Treasurer
                                 and Chief Financial Officer



                           EXHIBIT INDEX

Exhibit Number                   Description of Exhibit

   99 Press release issued March 11, 2003 regarding revised earnings guidance for 2003.